                                                                 EXHIBIT 10.23.1

                                                CONFIDENTIAL TREATMENT REQUESTED



                 AUTHORIZED INTERNATIONAL DISTRIBUTOR AGREEMENT

                                 AMENDMENT NO. 1

This Amendment to the Authorized International Distributor Agreement (the "Agreement," effective as of June 1, 2000, between the parties), is entered into effect on July 1, 2003 by and between FormFactor, Inc, (hereinafter "Company") and Spirox Corporation (hereinafter "Distributor").

The purpose of this Amendment is to incorporate a detailed Distributor Compensation Matrix, agreed by Company and Distributor, as an integral part of the Agreement. All capitalized terms used but not defined in this Amendment shall have the meaning as specified in the Agreement. The Distributor Compensation Matrix and its terms and conditions as stated in the form of explanatory notes are attached as follows:

                       DISTRIBUTOR COMPENSATION MATRIX(1)

                                                     Service,           New
End                           Sales &     Design    Support &        Customer
Customer(2)   Partner      Logistics(3)   Win(4)   Applications(5)   Incentive(6)     COMMENTS(7,8,9,10)
-----------   -------      ------------   ------   ---------------   ------------     ------------------
* * *         * * *           * * *%      * * *%     * * *%
* * *         no partner      * * *%      * * *%     * * *%
* * *         * * *           * * *%                 * * *%
* * *         * * *           * * *%                 * * *%                         May increase by mutual
                                                                                    agreement of the parties
                                                                                    if design win is in * * *
* * *         * * *           * * *%                 * * *%
* * *         * * *           * * *%      * * *%     * * *%
* * *         no partner      * * *%      * * *%     * * *%
* * *         no partner      * * *%      * * *%     * * *%
* * *         * * *           * * *%                 * * *%
* * *         * * *                                  * * *%
* * *         * * *                                  * * *%
* * *         * * *           * * *%      * * *%     * * *%
* * *         * * *           * * *%      * * *%     * * *%
* * *         * * *                                  * * *%
* * *         * * *           * * *%                 * * *%
* * *         no partner      * * *%      * * *%     * * *%
* * *         no partner      * * *%      * * *%     * * *%             * * *%
* * *         no partner      * * *%      * * *%     * * *%
* * *         * * *           * * *%                 * * *%
* * *         * * *           * * *%                 * * *%             * * *%      May increase by mutual
                                                                                    agreement of the parties
                                                                                    if design win is in * * *
* * *         no partner      * * *%      * * *%     * * *%             * * *%
* * *         * * *                                  * * *%
* * *         * * *                                  * * *%

FormFactor Confidential           Page 1 of 2


* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Note 1      Compensation calculation is as described in the Agreement.

Note 2 Should new customer engagements not covered by this matrix occur, Distributor shall promptly notify Company and Company and Distributor shall agree in good faith as to the appropriate discount/commission, and update the matrix accordingly. Regarding customers in the Territory that have Company Products consigned by parties outside of the Territory, e.g., * * *, etc., Distributor shall be eligibly for the "Sales & Logistics" portion of the compensation in addition to the Service, Support & Applications portion, as soon as these customers change their procurement model from their current method into buying Company Products locally from the Distributor.

Note 3      Sales & Logistics include PO and billing/collections transactions.

Note 4 Design Win Compensation is paid only if Distributor engages in significant activities contributing towards having FFI selected as the supplier. For example, Design Win activities may include Issuing of * * *, supplier selection engagement, or technology development.

Note 5 Service, Support & Applications includes the technical support of the Products that includes installation, on-going technical service and trouble-shooting and SAR processes.

Note 6      New Customer Incentive shall be an incentive offered for a term of
            * * * after the date of the first article PO.

Note 7 According to the Agreement, Distributor is responsible for determining, negotiating, and finalizing the final price to be paid by end customers of Company Products in the Territory.

Note 8 In the cases where products are sold in other regions and transferred into Distributor's Territory for Service, Support & Applications, Company shall pay * * * to Distributor according to the terms of the Agreement.

Note 9      Company shall purchase * * * - * * *, for Company's ASC.

Note 10 The term of this Distributor Compensation Matrix shall follow the term of the Agreement with periods of one-year automatic renewal unless the Agreement is terminated according to the terms of the Agreement.

COMPANY                                  DISTRIBUTOR

/s/ Peter B. Mathews    July 1, 2003     /s/ Tony Lee    July 1, 2003
------------------------------------     ------------------------------------

July 1, 2003                             July 1, 2003
Peter B. Mathews                         Tony Lee
Vice President of Sales                  Vice President, T2 Division
FormFactor, Inc.                         Spirox Corporation



FormFactor Confidential           Page 2 of 2


* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.